Media Contact:	Investor Contact:

Barbara Henderson SVP, Worldwide Corp. Comm. (310) 203-2436	Rich Goudis Chief Financial Officer (310) 203-2422

HERBALIFE LTD. TERMINATES GOLDMAN SACHS ENGAGEMENT IN CONNECTION WITH SPECIAL COMMITTEE
The Company Authorizes Stock Repurchase Program and Initiation of a Regular Cash Dividend Program

LOS ANGELES, April 18, 2007 — Herbalife Ltd. (NYSE: HLF) today announced the company formally terminated the advisory services of Goldman Sachs which had been engaged to advise the Special Committee of the Board related to the unsolicited Whitney V offer to purchase all of the outstanding shares of the company at $38 per share.

The company also announced that its board of directors has authorized a program for the company to repurchase up to $300 million of Herbalife common stock during the next two years, at such times and prices as determined by company management, as market conditions may warrant.

Additionally, the company’s board of directors adopted a regular quarterly cash dividend program. As part of this program, the company announced a $0.20 per share cash dividend, for the first quarter 2007, payable on May 15, 2007 to shareholders of record on April 30, 2007.

Michael O. Johnson, the company’s chief executive officer said, “We have a unique Distributor-driven business model that generates significant free cash flow and is not fully appreciated by the investment community. The actions of the board reinforce our belief that our shares are undervalued at current prices and that we can use excess cash to accelerate returns to investors.”

About Herbalife Ltd.

Herbalife (http://www.herbalife.com) is a global network marketing company that sells weight-management, nutritional supplements and personal care products intended to support a healthy lifestyle. Herbalife products are sold in 64 countries through a network of more than 1.5 million independent distributors. The company supports the Herbalife Family Foundation (http://www.herbalifefamilyfoundation.org) and its Casa Herbalife program to bring good nutrition to children. Please visit Investor Relations (http://ir.herbalife.com) for additional financial information.

Disclosure Regarding Forward-Looking Statements

Except for historical information contained herein, the matters set forth in this press release are “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words, “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

• our relationship with, and our ability to influence the actions of, our distributors;
• adverse publicity associated with our products or network marketing organization;
• uncertainties relating to interpretation and enforcement of recently enacted legislation in China governing direct selling;
• risk of our inability to obtain the necessary licenses to expand our direct selling business in China;
• adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;
• risk of improper action by our employees or international distributors in violation of applicable law;
• changing consumer preferences and demands;
• the competitive nature of our business;
• regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products, and network marketing program, including the direct selling market in which we operate;
• risks associated with operating internationally, including foreign exchange risks;
• our dependence on increased penetration of existing markets;
• contractual limitations on our ability to expand our business;
• our reliance on our information technology infrastructure and outside manufacturers;
• the sufficiency of trademarks and other intellectual property rights;
• product concentration;
• our reliance on our management team;
• uncertainties relating to the application of transfer pricing, duties and similar tax regulations;
• taxation relating to our distributors,
• product liability claims; and
• there can be no assurance that the Company will purchase any of its shares in the open market or otherwise.

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